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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                NOVEMBER 18, 1999

                            AAMES CAPITAL CORPORATION
                                  ON BEHALF OF
                           AAMES MORTGAGE TRUST 1999-2
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      CALIFORNIA                  333-64903-01                   95-4438859
-----------------------------     ------------                -----------------
(State or other jurisdiction      (Commission               (I.R.S.  employer
  of incorporation)               file number)              identification no.)



350 SOUTH GRAND AVENUE, 52ND FLOOR
      LOS ANGELES, CALIFORNIA                                      90071
---------------------------------------                        -----------
(Address of principal executive offices)                        (ZIP Code)

                                 (323) 210-5000
               Registrant's telephone number, including area code

                                       N/A
                     --------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         Aames Capital Corporation (the "Transferor") registered up to $2,000,000,000 aggregate principal amount of asset-backed certificates and asset-backed bonds under Rule 415 of the Securities Act of 1933, as amended (the "Act"), pursuant to a Registration Statement on form S-3, including a prospectus (Registration Statement File No. 333-64903-01) (the "Registration Statement"). Pursuant to the Registration Statement, the Transferor filed a Prospectus Supplement and a Prospectus, each dated October 29, 1999 (together, the "Prospectus"), relating to $400,000,000 aggregate principal amount of Mortgage Pass-Through Certificates, Series 1999-2 (the "Certificates"), issued by Aames Mortgage Trust 1999-2 (the "Trust") on November 1, 1999 (the "Closing Date"). The Certificates consist of the Class A-F, Class A-V1 and Class A-V2 Certificates (collectively, the "Offered Certificates"), Class R Certificates and Class C Certificates (the "Class R Certificates" and "Class C Certificates", respectively, and collectively with the Offered Certificates, the "Certificates"). Only the Offered Certificates were offer by the Prospectus.

         The Certificates represent undivided beneficial ownership interests in the Trust, which was created pursuant to the Pooling and Servicing Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement") between the Transferor, as sponsor and servicer, Bankers Trust Company of California, N.A., as trustee (the "Trustee") and Fairbanks Capital Corp., as back-up servicer. On the Closing Date, the corpus of the Trust consisted primarily of (i) a pool (the "Mortgage Pool") of home equity mortgage loans (the "Initial Mortgage Loans") and
         (ii) funds on deposit in a prefunding account (the "Prefunding Account") and a capitalized interest account held by the Trustee. On the Closing Date, cash in the amount of $46,231,820.28 (the "Prefunding Account Deposit) was deposited in the Prefunding Account in the name of the Trustee. The Prefunding Account Deposit was intended to be used for the purchase of additional home equity mortgage loans satisfying the criteria specified in the Pooling and Servicing Agreement (the "Subsequent Mortgage Loans" and collectively with the Initial Mortgage Loans, the "Mortgage Loans") on or before December 31, 1999.

         On December 10, 1999, the Trustee, on behalf of the Trust, and the Transferor entered into a Subsequent Transfer Agreement, dated as of such date (the "Subsequent Transfer Agreement"). Pursuant tot the Subsequent Transfer Agreement, the Trust purchased $46,228,924.64 aggregate principal balance of Subsequent Mortgage Loans to be included in the Adjustable Rate Group for a purchase price equal to such balance.

         The description of the Mortgage Pool in the Prospectus contained information only with respect to the Initial Mortgage Loans as of the Cur-off Date. This Current Report on Form 8-K is being filed to update the description of the Mortgage Pool contained in the

                                      -2-
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         Prospectus and to file copies of certain final agreements executed in connection with the issuance of the Certificates.

         Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in the Prospectus. The Prospectus has been filed with the Securities and Exchange Commission pursuant to Rule 424(b)(2) under file number 333-64903-01.

         Item 7. Financial Statements: Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits:

         4.1   Pooling and Servicing Agreement

         4.2   Certificate Insurance Policy

        99.1   Final Mortgage Pool


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            AAMES CAPITAL CORPORATION


                                            By: /s/ David A. Sklar
                                                ------------------
                                                David A. Sklar
                                                Executive Vice President and
                                                Chief Financial Officer



         Dated: December 22, 1999


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                                  EXHIBIT INDEX


Exhibit No.  Description of Exhibit
-----------  ----------------------

 4.1         Pooling and Servicing Agreement
 4.2         Certificate Insurance Policy
99.1         Final Mortgage Pool





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                          STROOCK & STROOCK & LAVAN LLP
                                 180 MAIDEN LANE
                            NEW YORK, NEW YORK 10038
                               PHONE 212-806-5400
                                FAX 212-806-6006


December 22, 1999

VIA EDGAR

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, NW
Washington, D.C.  20549


       Re:  Aames Mortgage Trust 1999-2
            Registration Statement on Form S-3
            Registration No. 333-64903


Ladies and Gentlemen:

On behalf of Aames Capital Corporation on behalf of Aames Mortgage Trust 1999-2, we transmit herewith for filing under the Securities Act of 1934, as amended, a Current Report on Form 8-K dated November 18, 1999.

If you have any questions concerning the transmitted materials, please do not hesitate to contact Gennifer Binder at (212) 806-5938 or the undersigned at
(212) 806-5844.

Please acknowledge receipt of this transmission by notifying the person indicated in the "Notify" line in the submission header of the above-referenced filing.



Sincerely,

/s/ Evan Drutman
----------------
                                                                    Evan Drutman